SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 28, 2003
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

Delaware                                   1-7182                     13-2740599
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(State or Other                           (Commission           (I.R.S. Employer
 Jurisdiction of                           File Number)      Identification No.)
 Incorporation)

4 World Financial Center, New York, New York                               10080
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:               (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of September 26, 2003 for Merrill Lynch & Co., Inc. and subsidiaries ("Merrill Lynch"). Also filed herewith is a statement setting forth the computation of certain financial ratios for the periods presented.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c)      Exhibits
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                  12 Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends.

                  99.1 Preliminary Unaudited Consolidated Balance Sheet of Merrill Lynch as of September 26, 2003.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MERRILL LYNCH & CO., INC.
                            ----------------------------------------------------
                            (Registrant)





                            By: /s/ Ahmass L. Fakahany
                                ------------------------------------------------
                                    Ahmass L. Fakahany
                                    Executive Vice President and
                                    Chief Financial Officer





                            By: /s/ John J. Fosina
                                ------------------------------------------------
                                    John J. Fosina
                                    Controller
                                    Principal Accounting Officer





Date:    October 28, 2003

                                  EXHIBIT INDEX
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Exhibit No.      Description                                                Page
-----------      -----------                                                ----
 12              Computation of Ratios of Earnings to Fixed Charges
                 and Combined Fixed Charges and Preferred Stock Dividends.     5

 99.1            Preliminary Unaudited Consolidated Balance Sheet
                 of Merrill Lynch as of September 26, 2003.                  6-7